UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

PORTER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky, 40223
(Address of principal executive offices)

(502) 499-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[_]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure .

On May 17, 2007, Porter Bancorp, Inc. issued a press release announcing it expects continued growth in second quarter 2007 and shareholders elected seven directors at the annual meeting. A copy of the press release is attached hereto as Exhibit 99.1.

A copy of the presentation materials from the annual meeting and proforma financial information reconciliation table are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Porter Bancorp, Inc. on May 17, 2007
99.2	Presentation Materials from Annual Meeting of Shareholders
99.3	Proforma Financial Information Reconciliation Table

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2007	Porter Bancorp, Inc.

	By:	/s/ Maria L. Bouvette
Maria L. Bouvette,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated May 17, 2007
99.2	Presentation Materials from Annual Meeting of Shareholders
99.3	Proforma Financial Information Reconciliation Table